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                                                                EXHIBIT 10(ii)
                          COMPUTERIZED THERMAL IMAGING, INC.

                          CONSULTANT STOCK OPTION AGREEMENT


     THIS CONSULTANT STOCK OPTION AGREEMENT (this "Agreement") is entered into on this 18th day November, 1997, and effective January 1, 1997 (the "Date of Grant") by and between COMPUTERIZED THERMAL IMAGING, INC., a Nevada corporation (the "Company"), and DARON DILLIA d/b/a MANHATTAN FINANCIAL GROUP, ("Consultant").

                                 W I T N E S S E T H:

     WHEREAS, the Company and Consultant entered into that certain Consulting Agreement (the "Consulting Agreement") effective January 1, 1997 regarding the performance by Consultant of consulting services to the Company; and

     WHEREAS, the Consulting Agreement provides for the issuance of stock options to Consultant in consideration for such services; and

     WHEREAS, the stock options granted pursuant to this Agreement shall not be subject to the terms and conditions of the Company's 1997 Stock Option and Restricted Stock Plan (the "PLAN");

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. GRANT OF OPTION. Subject to the terms and conditions set forth herein, the Company hereby grants to Consultant options (the "Options") to purchase all or any portion of 2,000,000 shares of common stock of the Company (the "Shares") at a purchase price equal to $0.60 per Share (the "Exercise Price"), which represents the approximate fair market value of the Shares on the Date of Grant.

     2.   AMOUNT AND DATES EXERCISABLE.

          (a) The Options may be exercised in whole or in part by Consultant based on the following schedule: (i) fifty percent (50%) of the Options shall become exercisable on the Date of Grant; and (ii) the remaining fifty percent (50%) shall become exercisable on December 31, 1997.

          (b) In the event Consultant terminates the Consulting Agreement or the Company terminates the Consulting Agreement then (i) any Options that are exercisable as of the date of such termination shall be deemed earned by Consultant, surviving termination, but in all cases must be exercised on or before the expiration of three (3) years following the termination date, and
(ii) any Options that are not yet exercisable as of the date of such termination will terminate automatically without notice and be of no further force or effect.

          (c) Notwithstanding anything in this Agreement to the contrary, the Options will terminate automatically without notice and be of no further force or effect to the extent the Options are not yet exercised within five
(5) years after the Date of Grant.

     3. EXERCISE OF OPTIONS. The Options may be exercised on one or more occasions, but can only be exercised for whole Shares. The Options shall be exercised by Consultant by delivering to the Company (i) written notification that any or all of the Options are exercisable, including evidence reasonably satisfactory to the Company to that effect, (ii) the cash required to pay in full an amount equal to the total Exercise Price for the number of Shares so exercised. Consultant shall execute such documents and instruments as requested by counsel of the Company to satisfy securities laws or evidence the issuance and receipt and performance for the Option Shares, including acknowledgment of all investor representations deemed necessary by Company counsel. Upon receipt of all necessary

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documentation and payment, the Company shall deliver to Consultant certificate(s) for said Shares (collectively, the "Option Shares").

     4. TRANSFERABILITY OF OPTIONS. Except as herein set forth, the Options shall not be transferable by Consultant and shall be exercisable only by Consultant.

     5.   REQUIREMENTS OF LAW.

          (a) COMPLIANCE WITH LAWS. Notwithstanding anything in this Agreement to the contrary, the Company shall not be required to sell or issue any Option Shares under this Agreement if the issuance of such Option Shares shall constitute a violation by Consultant or the Company of any provisions of any law or regulation of any governmental authority or the by-laws of the Company. The Company shall not be obligated to take any affirmative action other than that which is specifically set forth in this Section 5 in order to cause the exercise of the Options or the issuance of Option Shares pursuant hereto to comply with any law or regulation of any governmental authority.

          (b) FEDERAL AND STATE SECURITIES LAWS. Upon exercise of the Options, unless a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), is in effect with respect to the Option Shares covered hereby, the Company shall not be required to issue such Option Shares unless the Company has received evidence reasonably satisfactory to it that such issuance is exempt from registration under the Securities Act and all applicable state securities laws. The Company shall be obligated to register the Option Shares, if permitted by applicable state securities laws.
 Unless registered or exempt from restriction, the certificate(s) issued representing the Option Shares shall bear a legend in substantially the following form:

     The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company that registration is not required for such sale or transfer.

          (c) REGISTRATION RIGHTS. All Shares in the Company which the Consultant obtains from the exercise of Options will be subject to the following "piggy-back" registration rights:

     If the Company at any time proposes to file, or does file, any registration statement under the Securities Act, as amended, covering the class of Shares which Consultant holds, whether that registration is for securities to be issued by the Company or then held by another party, Consultant will have the right to have any part or all of the Shares then held to be registered under such proposed registration statement. If Consultant wishes to exercise such right, Consultant shall notify the Company in writing of such desire within thirty (30) days after the date Consultant receives notice of the proposed registration from the Company. Upon receipt of Consultant's timely request for registration under this Section 4, the Company will add the Shares Consultant requested be registered to the proposed registration statement; provided, that if after Consultant makes a request for registration and the Company decides not to register or delay such registration, for any reason, the Company will give Consultant written notice of its decision. However, no such determination will prejudice Consultant's rights to other and further registrations to be made by the Company from time to time. The Company will bear all costs and expenses of each and all such registrations incurred in connection with the exercise of rights granted under this Section 4.

          (d) INVESTMENT INTENT. Consultant hereby represents and warrants that the Options and Option Shares are being acquired solely for the account of Consultant for investment purposes only and not with a view to or for the resale, distribution, subdivision, or fractionalization thereof; Consultant has no contract, understanding, undertaking, agreement, or arrangement with any person to sell, transfer or pledge to any person the Options or Option Shares or any part thereof; Consultant has no present plans to enter into any such contract, undertaking, agreement or arrangement; Consultant understands the legal consequences of the foregoing representations and warranties to mean that Consultant must bear the economic risk of the investment in the Option Shares for an indefinite period of time; Consultant has such knowledge and experience in financial and business matters that Consultant is capable of evaluating the merits and risks of acquiring the Option Shares; and Consultant acknowledges that the acquisition of

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the Option Shares involves a HIGH degree of risk that may result in the loss of the total amount of Consultant's investment in the Options and Option
Shares.

          (e) DUE DILIGENCE. Consultant acknowledges that it has for a reasonable amount of time had an opportunity to ask questions and receive answers concerning the terms and conditions of the issuance of the Options and Option Shares and the actual and proposed business and affairs of the Company, and is satisfied with the results thereof, and been given access, if requested, to all documents with respect to the Company or this transaction, as well as to such other information that Consultant has requested to evaluate an investment in the Options and Option Shares.

     6. NO RIGHTS AS SHAREHOLDER. Consultant shall have no rights as a shareholder of the Company with respect to the Option Shares until the date of issuance of a certificate for such Option Shares; no adjustment for distributions, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

     7.   CHANGES IN THE COMPANY'S STRUCTURE.

          (a) CHANGES IN STRUCTURE. The existence of the Options shall not affect in any way the right or power of the Company, directors, or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, or any other security or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b) CHANGES IN NUMBER OF SHARES. If, while the Options are outstanding, the Company shall effect a subdivision or consolidation of Shares or other capital readjustment, the payment of a Share dividend, or other increase or reduction of the number of Shares outstanding, without receiving compensation therefor in money, services, or property, then (i) in the event of such an increase in the number of Shares outstanding, the number of Option Shares then subject to the Options shall be proportionately increased, and the Exercise Prices shall be proportionately reduced and (ii) in the event of such a reduction in the number of Shares outstanding, the number of Option Shares then subject to the Options shall be proportionately reduced, and the Exercise Prices shall be proportionately increased.

          (c) CHANGES IN CORPORATE STRUCTURE. After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, Consultant shall, at no additional cost, be entitled upon exercise of the Options to receive (subject to any required action by shareholders) in lieu of the number of Option Shares as to which the Options shall then be so exercisable, the number and class of shares or other securities to which Consultant would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, Consultant had been the holder of record of a number of Shares equal to the number of Option Shares as to which the Options shall be so exercised. In the event the Company agrees to be merged with or consolidated into one or more corporations or other entities in which the Company shall not be the surviving entity then, the Company shall, prior to such merger or consolidation, obtain the full and unconditional agreement of such surviving entity to assume all of the obligations of the Company under this Agreement.

          (d) ISSUANCE OF SHARES. Except as hereinbefore expressly provided, the issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the Shares then subject to the Options.

     8. EXPENSES. Each party shall pay its own expenses, including legal expenses and attorneys' fees, which have been or may be incurred in connection with the preparation, administration, amendment, or modification of this Agreement and the other documents and instruments executed in connection herewith.

     9. NOTICES. Any notices or consents required or permitted by this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, or if sent by certified mail, return receipt

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requested, or telexed or telefaxed to the party entitled thereto with confirmation of transmission, addressed as set forth on the signature pages hereto, unless such address is changed by written notice hereunder. If so mailed the same shall not be deemed effective until three (3) business days after posting.

     10. AMENDMENTS. No amendment, modification or waiver of this Agreement or any other agreements or documents executed pursuant hereto shall be effective unless the same is in writing and signed by the person against whom such amendment is sought to be enforced.

     11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws principles thereof.

     12. ALTERNATIVE DISPUTE RESOLUTION. ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION, OR VALIDITY THEREOF, SHALL BE SETTLED BY FINAL AND BINDING ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA RULES") IN EFFECT AS OF THE EFFECTIVE DATE OF THIS AGREEMENT. THE AMERICAN ARBITRATION ASSOCIATION ("AAA") SHALL BE RESPONSIBLE FOR (i) APPOINTING A SOLE ARBITRATOR, AND (ii) ADMINISTERING THE CASE IN ACCORDANCE WITH THE AAA RULES. THE SITUS OF THE ARBITRATION SHALL BE HOUSTON, TEXAS. UPON THE APPLICATION OF EITHER PARTY TO THIS AGREEMENT, AND WHETHER OR NOT AN ARBITRATION PROCEEDING HAS YET BEEN INITIATED, ALL COURTS HAVING JURISDICTION HEREBY ARE AUTHORIZED TO: (a) ISSUE AND ENFORCE IN ANY LAWFUL MANNER, SUCH TEMPORARY RESTRAINING ORDERS, PRELIMINARY INJUNCTIONS AND OTHER INTERIM MEASURES OF RELIEF AS MAY BE NECESSARY TO PREVENT HARM TO A PARTIES INTEREST OR AS OTHERWISE MAY BE APPROPRIATE PENDING THE CONCLUSION OF ARBITRATION PROCEEDINGS PURSUANT TO THIS AGREEMENT; AND (b) ENTER AND ENFORCE IN ANY LAWFUL MANNER SUCH JUDGMENTS FOR PERMANENT EQUITABLE RELIEF AS MAY BE NECESSARY TO PREVENT HARM TO A PARTIES INTEREST OR AS OTHERWISE MAY BE APPROPRIATE FOLLOWING THE ISSUANCE OF ARBITRAL AWARDS PURSUANT TO THIS AGREEMENT. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH PARTY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHT TO CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES REGARDLESS OF THE FORUM FOR THE PROCEEDINGS. ANY ORDER OR JUDGEMENT RENDERED BY THE ARBITRATOR MAY BE ENTERED AND ENFORCED BY ANY COURT HAVING COMPETENT JURISDICTION.

     13. SUBMISSION TO JURISDICTION. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for Harris County, Texas, as well as of the District Courts of the State of Texas in Harris County, Texas over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     14. WAIVERS. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if in a writing signed by the party or parties against which such waiver is to be asserted. No delay or omission on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

     15. SEVERABILITY. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be declared judicially to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement or affect the application of such provision to other persons or circumstances, and the parties agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder of this Agreement will have the same force and effect as if such part or parts had never been included herein.
Any such finding of invalidity or unenforceability shall not prevent the enforcement of such provision in any other jurisdiction to the maximum extent permitted by applicable law.

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     16.  COUNTERPARTS.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                              COMPANY:

                              COMPUTERIZED THERMAL IMAGING, INC.
ADDRESS:

141 North State Street
Suite 161
Lake Oswego, Oregon 97034
(503) 650-0119                     By:   /s/ David B. Johnston
                                      ---------------------------------------
                                      David B. Johnston, Chief
                                      Executive Officer


                              CONSULTANT:

                              MANHATTAN FINANCIAL GROUP

ADDRESS:

1147 Manhattan Avenue, #134
Manhattan Beach, CA  90266
                                   By:    /s/ Daron Dillia
                                      ---------------------------------------
                                      Daron Dillia
                                      Title:
                                            ---------------------------------


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